Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

Note 18: Subsequent Events

Equity Method Investments Exchange

We have a portfolio of 11 hotels that we own through noncontrolling interests in equity method investments with one other partner. In July 2014, we entered into an agreement to exchange our ownership interest in six of these hotels for the remaining interest in the other five hotels. After the exchange, we will have a 100 percent ownership interest in five of the 11 hotels and will no longer hold a noncontrolling interest in the remaining six hotels. The transaction will be accounted for as a business combination achieved in stages, which will require us to remeasure our investments in these unconsolidated equity method investments at fair value and recognize a gain or loss if the fair value is in excess of or below our carrying value, respectively. Additionally, we will recognize the identifiable assets acquired, primarily property and equipment, and mortgage debt assumed at fair value upon consolidation of the five hotels in which we will hold a 100 percent ownership interest. We are unable to estimate the fair value at this time.

Debt Repayment

In July 2014, we made a voluntary prepayment of $150 million on our Term Loans.

Note 30: Subsequent Events

HGV Grand Islander

In January 2014, we executed a Purchase and Sale Agreement (“PSA”) with an affiliate of Blackstone for the sale of certain land and easement rights at the Hilton Hawaiian Village in connection with a timeshare project, for a total purchase price of approximately $25 million. Additionally, the PSA provides for Blackstone to purchase from us the name, plans, contracts and other documents related to the timeshare project through reimbursement of certain costs already incurred by us and those incurred through the closing date. Blackstone will then develop and construct the timeshare property for which we expect to provide services through a sales and marketing agreement. The closing date is expected to occur in March 2014, subject to the satisfaction of the conditions of the agreement.

Share-based Compensation

In February 2014, our board of directors approved a share-based payment award consisting of restricted stock units under our 2013 Omnibus Incentive Plan that will vest over one to two years based on service conditions to certain non-executive employees that had participated in an existing cash-based, long-term incentive plan. As this replacement award is in lieu of a cash payment that would have been made under the cash-based plan, the amount accrued as of December 31, 2013 will be reversed and is expected to result in a reduction of compensation expense of approximately $25 million during the first quarter of 2014. We expect the compensation expense incurred during 2014 resulting from the new share-based compensation awards to offset the reduction of compensation expense from the reversal of the replaced long- term incentive plan accrual, and the awards will not result in a material change to compensation expense in future years.